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                                                      EXHIBIT 99.1


                               STOCK PURCHASE AGREEMENT



         THIS AGREEMENT is made and entered into this 25th day of September, 1997, by and among Children's Broadcasting Corporation, a Minnesota corporation ("Purchaser"), and Glenn B. Laken, a resident of the State of Illinois ("Laken"), Steven B. Nagler, a resident of the state of Illinois ("Nagler"), Donald Sliter, a resident of the State of Illinois ("Sliter"), and the individuals or entities listed in Schedule A hereto (Nagler, Sliter and the individuals listed in Schedule A hereinafter sometimes referred to as the "Control Group," and Laken and the Control Group hereinafter sometimes collectively referred to as "Seller" or individually as an "Individual Seller").

    WHEREAS, Laken has represented that he is the owner of 420,000 shares (the "Laken Shares") of Harmony Holdings, Inc., a Delaware corporation ("HHI"); and

    WHEREAS, Laken has represented that he owns an option to purchase 200,000 shares of HHI at an exercise price of $1.50 per share (the "Laken Options"); and

    WHEREAS, the Control Group represents that it owns an aggregate of 399,500 shares of HHI (the "Control Group Shares"); and

    WHEREAS, Laken has offered to sell to Purchaser the Laken Shares and the Laken Options, and the Control Group has offered to sell to Purchaser the Control Group Shares, and Purchaser desires to accept the offers of Laken and the Control Group, subject to the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1.   OWNERSHIP OF HHI SECURITIES.

         1.1 LAKEN SECURITIES. Laken represents and warrants that he is the owner of the following securities of HHI:

              (a) the Laken Shares, consisting of 420,000 shares of HHI common stock and

              (b) the Laken Options consisting of an option issued by HHI to purchase 200,000 shares of HHI common stock at an exercise price of $1.50 per share the form of which options are attached hereto as Exhibit A. Laken


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         shall execute an assignment of the Laken Options, together with option exercise letters as requested by Purchaser.

Laken represents that his entire beneficial ownership and interest in the securities of HHI is set forth in Amendment No. 2 to the Laken Committee's
Schedule 14A on file with the Securities and Exchange Commission (the "Schedule 14A").

         1.2 CONTROL GROUP SHARES. The Control Group severally represents and warrants that its members are the owners of 399,500 shares of common stock of HHI as follows:

              (a)  Nagler:  9,974 shares;

              (b)  Sliter:  180,732 shares;

              (c) Control Group members other than Nagler and Sliter: shares as set forth in Schedule A.

Individual Sellers other than Laken severally represent and warrant that their entire ownership and interest in HHI is as set forth in the Schedule 14A or Schedule A to this Agreement.

         2. SALE AND PURCHASE OF THE SHARES. Subject to the terms and conditions hereof, each Individual Seller agrees to sell to Purchaser, and Purchaser agrees to purchase, the securities described in Sections 1.1 and 1.2.

         2.1 LAKEN SHARES. The purchase price payable to Laken for the Laken Shares shall be $3.15 per share, or an aggregate sum of $1,323,000.

         2.2 LAKEN OPTIONS. The purchase price payable to Laken for the Laken Options shall be $1.65 per option or right, or an aggregate of $330,000.

         2.3 CONTROL GROUP SHARES. The purchase price for the Control Group Shares shall be $2.70 per share, or an aggregate of $1,078,650.

The amounts to be paid pursuant to Sections 2.1, 2.2 and 2.3 are hereinafter referred to as the "Purchase Price."

         3. CLOSING. The closing of the purchase of the Laken Shares, the Laken Options and the Control Group Shares shall take place as soon as practicable following the wire transfer of the Purchase Price for the Shares to Norwest Bank Minnesota, ABA #091000019, for Equity Securities Trading Co., Account #48565, to further credit Children's Broadcasting Corporation #127055. Seller shall transmit the Shares to Equity Securities Trading Co., DTC #368, for the account of Children's Broadcasting Corporation, Account #127055. Upon receipt of the Purchase Price and the Shares, Seller and Purchaser shall


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have authorized the payment of the purchase price to Seller and the delivery of the Shares to Purchaser, pursuant to the Letter of Instructions of even date herewith.

         4. REPRESENTATIONS AND WARRANTIES BY SELLERS. Each Individual Seller represents and warrants that:

         (a) he owns or has a beneficial interest in, and has good and marketable title to the HHI securities to be sold to Purchaser hereby, and in the case of Laken, the Laken Options, free and clear of all liens, security interests and encumbrances, of any kind or nature;

         (b) he has duly authorized, executed and delivered this Agreement, and that the same is the valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, and not in violation of any agreement to which such Seller is a party;

         (c) he has the right, power and authority to transfer, convey and sell to Purchaser, at the Closing, or has the power to cause the transfer, conveyance and sale to Purchaser at the Closing, the securities to be sold by him as described in Sections 1.1 and 1.2 of this Agreement and, upon consummation of this Agreement, Purchaser will acquire good and marketable title to such securities, free and clear of all liens, security interests or other covenants or agreements, other than encumbrances resulting from actions of Purchaser.

         5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants that this Agreement has been duly authorized by all necessary action on the part of the Purchaser and is a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

         6. STANDSTILL AND RELEASE.

         6.1 STANDSTILL. Each Individual Seller covenants and agrees that, for a period of five years from the date of this Agreement, unless such shall have been specifically invited in writing by the Boards of Directors, HHI or Purchaser, neither Seller nor any affiliates of Seller, or their agents or representatives will in any manner, directly or indirectly, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in,
(i) any acquisition of any securities (or beneficial ownership thereof) or assets of HHI or Purchaser or any of their subsidiaries; (ii) any tender or exchange offer, merger or other business combination involving HHI or Purchaser or any of their subsidiaries; (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to HHI or Purchaser or any of their subsidiaries (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of HHI or Purchaser or any of their subsidiaries; or (v) any


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communication with any employee of HHI or Purchaser or any of their subsidiaries
(except that this restriction shall not apply to communications to Harvey Bibicoff on matters unrelated to HHI, its business, employees or independent contractors, or to Purchaser); (b) form, join or in any way participate in a "group" (as defined under the 1934 Act); (c) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of HHI or Purchaser or any of their subsidiaries; (d) take any action which might force HHI or Purchaser or any of their subsidiaries to make a public announcement regarding any of the types of matters set forth in (a) above; or (e) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Seller also agrees during such period not to request HHI or Purchaser or any of their subsidiaries (or their directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this paragraph (including this sentence). Each Individual Seller covenants and agrees that he will not encourage any other shareholder of HHI to bring actions or assert claims against HHI or Purchaser. The provisions of this
Section 6.1 shall survive the closing of the transactions contemplated by this Agreement.

         6.2 RELEASE BY SELLER. For valuable consideration, receipt of which is hereby acknowledged, Seller jointly and severally, releases and will release HHI, its shareholders, officers and directors, and Purchaser, and its shareholders, officers and directors, and the respective agents, independent contractors and representatives of the same (collectively, the "Seller Released Parties") from and against any and all claims, costs or causes of action which Seller or any Individual Seller has or may have against the Seller Released Parties, known or unknown, now existing or hereafter arising or relating to this Agreement, or the ownership or acquisition of the securities of HHI, except such cause of action or claim as may arise subsequent to the date hereof relating to the enforcement or performance of this Agreement.

         6.3 RELEASE BY PURCHASER. For valuable consideration, receipt of which is hereby acknowledged, Purchaser hereby releases and will release Seller and each Individual Seller and their respective agents, independent contractors and personal representatives (collectively, the "Purchaser Released Parties") from and against any and all claims, costs or causes of action which Purchaser may have against Seller or any Individual Seller, known or unknown, now existing or hereafter arising or relating to this Agreement, or the ownership or acquisition of the Shares or the Laken Options, except such cause of action or claim as may arise subsequent to the date hereof relating to the enforcement or performance of this Agreement.

         7.   MISCELLANEOUS.

         7.1 CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision hereof may be changed, amended, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.


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         7.2  NOTICES.  All notices, requests, consents and other
communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail:

         (a) if to Seller, to Steven B. Nagler, c/o Siegel & Capitel, Ltd., 2275 Half Day Road, Suite 320, Bannockburn, IL 60015;

         (b) if to Purchaser, to Christopher T. Dahl, at 724 First Street North, Minneapolis, Minnesota 55401, with a copy to Lance W. Riley, 724 First Street North, Minneapolis, Minnesota 55401, or at such other address as Purchaser may specify by written notice to Seller;

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

         7.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by Purchaser on their behalf, and the sale and purchase of the Shares and payment therefor.

         7.4 LAW TO GOVERN; JURISDICTION. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Minnesota without regard to principles of conflict of laws. The Seller hereby consents to jurisdiction in the State of Minnesota.

         7.5 REFERENCES. Unless the content indicates otherwise, all references in the singular shall include the plural, and all references in the masculine or neuter shall include the feminine.

         7.6 BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts all of which, taken together, shall constitute one and the same Agreement, whether or not all parties hereto have executed the same instrument.

         7.8 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.


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         IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be duly executed as of the date first written above.

                                       CHILDREN'S BROADCASTING CORPORATION



                                       By /s/ James G. Gilbertson
                                          ------------------------------------
                                               James G. Gilbertson
                                               Chief Operating Officer


                                       INDIVIDUAL SELLERS

                                       /s/ Glenn B. Laken
                                       ---------------------------------------
                                       Glenn B. Laken

                                       /s/ Steven B. Nagler
                                       ---------------------------------------
                                       Steven B. Nagler

                                       /s/ Donald Sliter
                                       ---------------------------------------
                                       Donald Sliter

                                       /s/ Lane Laken, M.D.
                                       ---------------------------------------
                                       Lane Laken, M.D.

                                       /s/ Randall Berman
                                       ---------------------------------------
                                       Randall Berman

                                       /s/ Robert Toten
                                       ---------------------------------------
                                       Robert Toten

                                       /s/ Mark Lenowitz
                                       ---------------------------------------
                                       Mark Lenowitz

                                       /s/ Steven Justice
                                       ---------------------------------------
                                       Steven Justice

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                                      SCHEDULE A


                                    CONTROL GROUP


                                               NUMBER OF HHI COMMON SHARES
        NAME OF BENEFICIAL OWNER                   BENEFICIALLY OWNED
        ------------------------                   ------------------

 Steven Justice                                          15,374

 Mark Lenowitz                                            9,000

 Lane Laken, M.D.                                        47,500

 Randall Berman                                          86,920

 Robert Toten                                            50,000